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                                                                 EXHIBIT 10.40.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment) is made as of this 5th day of October, 1999 by and between Morrison Knudsen Corporation, a Delaware corporation (the "Company") and Ambrose L. Schwallie, an executive employee of the Company ("Executive").

     WHEREAS, the Company and Executive are parties to a certain Employment Agreement made as of August 1, 1999 (the "Agreement"); and

     WHEREAS, under the Agreement, if Executive is required to relocate to a job location more than 50 miles from his current job location prior to March 31, 2000, Executive is entitled to receive a Relocation Allowance of $50,000 in addition to any relocation allowance under the Company's regular relocation program; and

     WHEREAS, the Company has agreed that the Agreement should be amended to extend the term of the Relocation Allowance portion of the Agreement to March 31, 2001;

     NOW, THEREFORE, the Agreement is hereby amended by deleting paragraph c of
Section 4 in its entirety and replacing it with the following:

          c. Relocation Allowance. If you are required to relocate on or before March 31, 2001 to a job location more than 50 miles from your current job location, you will receive a relocation allowance of $50,000 in addition to any relocation allowance under the regular relocation program. In return for receiving this special relocation allowance, you agree to waive any severance benefits to which you might otherwise become entitled by virtue of the relocation.

     Except for the foregoing, the Agreement remains unamended and in full force and effect.


     IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment this 5th day of October, 1999.


                                             MORRISON KNUDSEN CORPORATION


                                    By:      /s/ S. G. Hanks
                                             -----------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President



                                             EXECUTIVE

                                             /s/ Ambrose L. Schwallie
                                             -----------------------------------
                                             Ambrose L. Schwallie


                                                                 10/24/99